Securities and Exchange Commission

450 5th Street NW

Washington, DC  20549

Gentlemen:

We have read and agree with the representations in Item 4.01 of Amendment No. 1 to Form 8-K of PASW, INC. as amended March 22, 2006 relating to Skeehan & Company.

Skeehan & Company

Certified Public Accountants

/s/ Joe Skeehan

Joe Skeehan, Managing Partner

Pasadena, California

March 22, 2006

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